MET INVESTORS SERIES TRUST

POWER OF ATTORNEY

I, a member of the Board of Trustees of Met Investors Series Trust (the “Trust”), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, Michael P. Lawlor and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Legg Mason Value Equity Portfolio, a series of the Trust, and MetLife Aggressive Allocation Portfolio, a series of Metropolitan Series Fund, Inc., into Legg Mason ClearBridge Aggressive Growth Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness my hand on the 10th of November, 2010.

/s/ Stephen M. Alderman
Stephen M. Alderman, Trustee
Met Investors Series Trust

MET INVESTORS SERIES TRUST

POWER OF ATTORNEY

I, a member of the Board of Trustees of Met Investors Series Trust (the “Trust”), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, Michael P. Lawlor and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Legg Mason Value Equity Portfolio, a series of the Trust, and MetLife Aggressive Allocation Portfolio, a series of Metropolitan Series Fund, Inc., into Legg Mason ClearBridge Aggressive Growth Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness my hand on the 10th of November, 2010.

/s/ Robert Boulware
Robert Boulware, Trustee
Met Investors Series Trust

MET INVESTORS SERIES TRUST

POWER OF ATTORNEY

I, a member of the Board of Trustees of Met Investors Series Trust (the “Trust”), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, Michael P. Lawlor and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Legg Mason Value Equity Portfolio, a series of the Trust, and MetLife Aggressive Allocation Portfolio, a series of Metropolitan Series Fund, Inc., into Legg Mason ClearBridge Aggressive Growth Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness my hand on the 10th of November, 2010.

/s/ Jack R. Borsting
Jack R. Borsting, Trustee
Met Investors Series Trust

MET INVESTORS SERIES TRUST

POWER OF ATTORNEY

I, a member of the Board of Trustees of Met Investors Series Trust (the “Trust”), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, Michael P. Lawlor and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Legg Mason Value Equity Portfolio, a series of the Trust, and MetLife Aggressive Allocation Portfolio, a series of Metropolitan Series Fund, Inc., into Legg Mason ClearBridge Aggressive Growth Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness my hand on the 10th of November, 2010.

/s/ Daniel A. Doyle
Daniel A. Doyle, Trustee
Met Investors Series Trust

MET INVESTORS SERIES TRUST

POWER OF ATTORNEY

I, a member of the Board of Trustees of Met Investors Series Trust (the “Trust”), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, Michael P. Lawlor and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Legg Mason Value Equity Portfolio, a series of the Trust, and MetLife Aggressive Allocation Portfolio, a series of Metropolitan Series Fund, Inc., into Legg Mason ClearBridge Aggressive Growth Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness my hand on the 10th of November, 2010.

/s/ Susan C. Gause
Susan C. Gause, Trustee
Met Investors Series Trust

MET INVESTORS SERIES TRUST

POWER OF ATTORNEY

I, a member of the Board of Trustees of Met Investors Series Trust (the “Trust”), hereby constitute and appoint Elizabeth M. Forget, Paul G. Cellupica, Michael P. Lawlor and David C. Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Legg Mason Value Equity Portfolio, a series of the Trust, and MetLife Aggressive Allocation Portfolio, a series of Metropolitan Series Fund, Inc., into Legg Mason ClearBridge Aggressive Growth Portfolio and MetLife Aggressive Strategy Portfolio, respectively, each a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

Witness my hand on the 10th of November, 2010.

/s/ Dawn M. Vroegop
Dawn M. Vroegop, Trustee
Met Investors Series Trust